                                                                     EXHIBIT 3.1

             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

NUMBER                                                                   SHARES
------                                                                   ------
C    0
                          MEADOWS PRESERVATION, INC.
                    TOTAL AUTHORIZED ISSUE OF COMMON STOCK
                       10,000 SHARES PAR VALUE $.01 EACH
                                 COMMON STOCK


THIS IS TO CERTIFY THAT ___________________________________________ IS THE OWNER

OF _____________________________________________________________________________
            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                          MEADOWS PRESERVATION, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


__________________________________            __________________________________
                         SECRETARY                                     PRESIDENT

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   - as tenants in common             UNIF GIFT MIN ACT........ Custodian.........
                                                                 (Cust)            (Minor)
  TEN ENT   - as tenants by the entireties     under Uniform Gifts to Minors
                                               Act..........................
                                                            (State)
  JT TEN    - as joint tenants with the right of
              survivorship and not as tenants
              in common
              Additional abbreviations may also be used though not in the above list

For value received_____ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated____________________________________  19______
                 In presence of

                                                  ____________________________

____________________________________

     EACH HOLDER OF COMMON STOCK SHALL HAVE ONE VOTE ON EACH MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS FOR EACH SHARE OF COMMON STOCK OWNED. EACH HOLDER OF PREFERRED STOCK SHALL HAVE ONE-FORTIETH OF A VOTE ON EACH MATTER SUBMITTED TO A VOTE OF STOCKHOLDERS FOR EACH SHARE OF PREFERRED STOCK OWNED. HOLDERS OF COMMON STOCK SHALL HAVE THE EXCLUSIVE RIGHT TO RECEIVE ALL CASH DIVIDENDS AND DISTRIBUTIONS DECLARED BY THE BOARD OF DIRECTORS OF MEADOWS PRESERVATION, INC. (THE "COMPANY"), EXCEPT THAT UPON LIQUIDATION OF THE COMPANY, PREFERRED STOCKHOLDERS SHALL HAVE A ONE-TIME PRIORITY RIGHT TO RECEIVE $25 FOR EACH SHARE OF PREFERRED STOCK OWNED. EXCEPT FOR SUCH RIGHT TO RECEIVE $25 PER SHARE IN LIQUIDATION, HOLDERS OF PREFERRED STOCK SHALL HAVE NO RIGHT TO RECEIVE ANY DIVIDENDS OR OTHER DISTRIBUTIONS FROM THE COMPANY OR TO OTHERWISE PARTICIPATE IN ANY WAY IN THE EARNINGS AND PROFITS OF THE COMPANY.

     EXCEPT AS OTHERWISE PERMITTED BY THE COMPANY'S ARTICLES OF INCORPORATION, SHARES OF COMMON STOCK MAY NOT BE TRANSFERRED TO, OR OWNED BY, ANY PERSON
OTHER THAN THE COMPANY, AN OWNER OF A MOBILE OR MANUFACTURED HOME WHO LEASES A LOT LOCATED IN THE MEADOWS MOBILE HOME PARK, OR THE ESTATE OF SUCH OWNER SO LONG AS SUCH ESTATE OWNS A MOBILE OR MANUFACTURED HOME AND LEASES A LOT LOCATED IN THE MEADOWS MOBILE HOME PARK. SUCH TRANSFER SHALL OCCUR ONLY IN ACCORDANCE WITH THE TERMS OF THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS.